SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               AJS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

April 17, 2002



Dear Stockholder:

We are pleased to invite you to attend the first Annual Meeting of Stockholders of AJS Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, at 1:00 p.m., (local time) on May 22, 2002.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

At the Annual Meeting stockholders will be given an opportunity to elect one director and to ratify the appointment of Crowe, Chizek and Company LLP as auditors for the Company's 2002 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,



/s/Thomas R. Butkus
-------------------
Thomas R. Butkus
Chairman, President and Chief Executive Officer

                                AJS Bancorp, Inc.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60455
                                 (708) 687-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 22, 2002

         Notice is hereby given that the Annual Meeting of AJS Bancorp, Inc. (the "Company") will be held at the Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, on May 22, 2002 at 1:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of one director of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 2002; and

         3. Such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 5, 2002 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                         By Order of the Board of Directors


                                         /s/ Denise Butkus
                                         -----------------
                                         Denise Butkus
                                         Corporate Secretary


Midlothian, Illinois
April 17, 2002

--------------------------------------------------------------------------------
   IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO
            POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                AJS Bancorp, Inc.
                            14757 South Cicero Avenue
                           Midlothian, Illinois 60455
                                 (708) 687-7400

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2002
--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at Rosewood West, 131st and Cicero, Crestwood, Illinois, 60445, on May 22, 2002 at 1:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2002.

--------------------------------------------------------------------------------

                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------


         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above voting a later dated proxy or by attending the Meeting and voting in person. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 5, 2002 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,406,950 shares of Common Stock issued and outstanding, of which AJS Bancorp, MHC, the Company's mutual holding company parent (the "Mutual Holding Company"), owns 1,227,544 shares, or 51.0% of the total shares outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes, or proxies as to which the authority to vote is being withheld. The ratification of auditors must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked "abstain".

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers and directors individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.





                                                        Amount of Shares                   Percent of Shares
             Name and Address of                        Owned and Nature                    of Common Stock
              Beneficial Owner                     of Beneficial Ownership (1)               Outstanding
              ----------------                     ---------------------------               -----------

AJS Bancorp, MHC                                                                                 51.0%
14757 South Cicero Avenue                                 1,227,544
Midlothian, Illinois 60455

Named Directors and Executive Officers:

Thomas R. Butkus                                             53,300                               2.21

Roger L. Aurelio                                             15,000                               0.62

Raymond J. Blake                                             29,400                               1.22

Jack A. Long                                                  1,000                               0.04

Edward S. Milen                                              10,000                               0.42

James J. Andretich                                            1,000                               0.04

W. Anthony Kopp                                               7,000                               0.29

Lyn G. Rupich                                                11,430                               0.48


All officers and directors
  as a group (8 persons)                                    128,130                               5.32%
--------------------------

(1) Does not include shares allocated under the A. J. Smith Federal Savings Bank Employee Stock Ownership Plan and Trust ("ESOP").

--------------------------------------------------------------------------------

                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         The Company's Board of Directors is composed of five members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. One director will be elected at the Meeting. The Board of Directors has nominated to serve as a director Roger L. Aurelio, to serve for a three-year term.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" each of the nominees to serve as directors until their term expires.



                                                                                            Shares of
                                                                                          Common Stock
                                                                                          Beneficially
                                                                  Director        Term    Owned on the  Percent
         Name                 Age           Positions Held        Since (1)    to Expire  Record Date   Of Class
----------------------     ---------    ----------------------  -----------  ----------- -----------------------

                                     NOMINEE

Roger L. Aurelio              54               Director             1999         2002        15,000        *

                         DIRECTORS CONTINUING IN OFFICE

Thomas R. Butkus              55          Chairman, President       1977         2003        53,300        2.21
                                      and Chief Executive Officer

Raymond J. Blake              59               Director             1979         2003        27,500        1.14

Jack A. Long                  76               Director             1966         2004         1,000        *

Edward S. Milen               76               Director             1977         2004        10,000        *

------------------------------------

*     Less than 1%.

(1) Reflects initial appointment to the Board of Directors of the Bank's mutual predecessor.

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for all five years unless otherwise stated.

         Thomas R. Butkus is the President, Chief Executive Officer and Chairman of the Board of Directors of A. J. Smith Federal, and has held these positions since 1988. Mr. Butkus has been employed by A. J. Smith Federal in various positions since 1972.

         Roger L. Aurelio is the President and Chief Executive Officer of New Supplies Co., Romeoville, Illinois, which sells and maintains pneumatic nailing and stapling equipment.

         Raymond J. Blake is retired. Until his retirement in 1997, Mr. Blake was the Director of Research and Development with Commonwealth Edison, an electric utility company.

         Jack A. Long is retired. Prior to his retirement, Mr. Long was the owner of Long Plumbing Company, located in Chicago, Illinois.

         Edward S. Milen is retired. Prior to his retirement, Mr. Milen was the owner of a service station, located in Midlothian, Illinois.

         James J. Andretich is Executive Vice President in charge of Loan Servicing. Mr. Andretich has been associated with A. J. Smith Federal since 1971.

         W. Anthony Kopp is Senior Vice President in charge of Mortgage and Commercial Lending. Mr. Kopp joined A. J. Smith Federal in May 2001. From 1998 until joining A. J. Smith Federal, Mr. Kopp was Senior Vice President-Commercial Lending at Republic Bank of Chicago. From 1997 until 1998 Mr. Kopp was Executive Vice President- Commercial Lending at First United Bank.

         Lyn G. Rupich is Vice President and Chief Financial Officer of A. J. Smith Federal. Ms. Rupich has been associated with A. J. Smith Federal since 1987.

Ownership Reports by Officers and Directors

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All officers and directors of the Company who are required to file Forms 3, 4 and 5 filed these forms on a timely basis.

--------------------------------------------------------------------------------

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------


         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. The Board of Directors of the Company held one meeting during the year ended December 31, 2001, and no committee meetings during the year ended December 31, 2001. During the year ended December 31, 2001, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company or the Bank and committees on which such director served.

         The Board of Directors acts as the Compensation Committee which meets periodically to review the performance of officers and employees and determine compensation programs and adjustments.

         The Board of Directors serves as the Nominating Committee.

         The Audit Committee consists of Directors Aurelio and Blake. This committee meets on a quarterly basis and as otherwise required to review audit programs and reports as well as other regulatory compliance issues. The Audit Committee recommends to the Board of Directors the appointment of independent auditors for the upcoming fiscal year.

Audit Committee Report

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, all of whom are independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and Crowe, Chizek and Company LLP, the independent auditing firm for the Company, to review and discuss the December 31, 2001 consolidated financial statements. The Audit Committee also discussed with Crowe, Chizek and Company LLP, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from our independent accountants, Crowe, Chizek and Company LLP, required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee). Additionally, the Audit Committee has discussed with Crowe, Chizek and Company LLP the issue of its independence from the Company.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               This report has been provided by the Audit
Committee:
                           Directors Aurelio and Blake

Compensation Committee Interlocks and Insider Participation

         The Company does not independently compensate its executive officers, directors, or employees. The Board of Directors of the Bank retains the principal responsibility for the compensation of the officers, directors and employees of the Bank. The Board of Directors reviews the benefits provided to the Bank's officers and employees.

Report of the Compensation Committee

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Executive Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The Board has delegated to the Executive Committee the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of the Bank, and the requirements of appropriate regulatory agencies. Only non-employee directors serve on the Executive Committee and participate in executive compensation decision making. Any cash compensation paid to executive officers is paid by the Bank. The Company does not currently pay any cash compensation to executive officers.

         The primary goal of the Bank and its Executive Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the institution.

                             This report has been provided by the Board of
Directors:
                           Directors Aurelio and Blake

Compensation of the Board of Directors of A. J. Smith Federal

         Directors of the Company do not receive separate compensation for their service on the Company's Board. Directors are paid a fee of $1,250 for each regular meeting of the Board of Directors attended and $200 for each committee meeting attended, except that Mr. Blake receives $300 for his attendance at each meeting of the loan committee. Directors are permitted one paid absence per year.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to A. J. Smith Federal's Chief Executive Officer. No other executive officer of A. J. Smith Federal had aggregate annual compensation in excess of $100,000 in fiscal 2001.


                                                               Annual Compensation(1)
                                                                                        Other
                                    Fiscal                                              Annual            All Other
 Name and Principal Position        Year(1)          Salary           Bonus          Compensation      Compensation (2)
 ---------------------------        -------          ------           -----          ------------      ----------------
Thomas R. Butkus, Chairman,          2001           $170,000         $24,000             --                $49,700
President and Chief Executive        2000           $167,500         $24,000             --                $48,000
Officer

(1) Summary compensation information is excluded for the fiscal year ended December 31, 1999, as A. J. Smith Federal was not a public company during this period.

(2) Includes director's fees of $20,000 and a profit sharing plan contribution of $28,000 in 2000, and director's fees of $20,000, ESOP allocation valued at $28,500 and a profit sharing contribution of $1,200 in 2001. Does not include the aggregate amount of other personal benefits, which did not exceed 10% of the total salary and bonus reported. Also does not include amounts accrued under the Retirement Plan for Inside Directors.

Benefit Plans

         Retirement Plan for Outside Directors. A. J. Smith Federal maintains a retirement plan for outside directors to provide retirement income to such directors upon their termination of service. The plan was initially effective as of December 18, 1995, and has been amended and restated effective as of January 1, 2001. Messrs. Aurelio, Blake, Long and Milen are the current participants in the plan. The Board may, in its discretion, designate additional outside directors as participants. In the event a director terminates service for any reason other than death, he shall receive ten annual payments, equal to the product of his "benefit percentage," or 10% for each full year of service on the Board (up to 10 years of service), multiplied by $12,000. At the participant's election, payments may be made in a lump sum or over some other period of years, not to exceed 20 years. Distributions from a participant's vested benefits may be made in the event of an unforeseeable emergency or financial hardship. Upon termination of service, a participant may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his vested benefit. The remaining balance will be forfeited. Upon a change in control, each participant will receive the present value of his vested benefit in a lump sum. If a participant dies before payment of his retirement benefit has commenced, or after payment has commenced, such payment or any remaining payments will be made to his beneficiary. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal. For the plan year ending December 31, 2001, A. J. Smith Federal accrued a liability of $42,000 under the plan.

         Retirement Plan for Inside Directors. A. J. Smith Federal maintains a retirement plan for employee directors. The plan was initially effective as of December 18, 1995, and has been amended and restated effective as of January 1, 2001. Mr. Thomas R. Butkus is the initial participant in the plan. The Board may, in its discretion, designate additional employee directors as participants, as well as different benefit formulas or retirement income goals for different participants. The retirement plan benefit for Mr. Butkus has been calculated with the intended goal of providing him with a benefit at retirement equal to 70% of his final average pay. Mr. Butkus is presently 85% vested in his account balance and will vest an additional 7 1/2% each year until he is 100% vested on December 18, 2002. In addition, he will become fully vested in the balance of his account upon termination of employment due to his death or disability, or upon a change in control. The balance of his account will be payable in the form of single life annuity, unless he elects another form of payment. Benefits under the plan may be paid early upon an unforeseeable emergency or financial hardship. Upon termination of service, Mr. Butkus may request an accelerated distribution of his benefits in the form of a lump sum distribution of 90% of the present value of his account balance. In the event of such an election, the remaining balance will be forfeited. Upon a change in control, he will receive the present value of his account balance in a lump sum. If he dies before payment of his vested benefit has commenced, or after payment has commenced, payment will be made to his beneficiary. The plan is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the plan are payable from the general assets of A. J. Smith Federal. For the plan year ended December 31, 2001, A. J. Smith Federal accrued a liability of $254,000 under the plan.

         Employment Agreement. A. J. Smith Federal entered into an employment agreement with President and Chief Executive Officer Thomas R. Butkus (the "executive") on December 18, 1995, for a term of 36 months. On each anniversary date of the agreement, the board of directors may extend the executive's term of employment for an additional 12 months. Mr. Butkus' current annual salary is $170,000. The Board is required to review Mr. Butkus' salary at least annually and, in its discretion, may increase it. The agreement provides for insurance benefits, including lifetime health benefits for Mr. Butkus and his dependents (even in the event of his voluntary or involuntary termination of employment), and participation in other employee benefits. Mr. Butkus is entitled to participate in an equitable manner with other senior executives in discretionary bonuses awarded from time to time. A. J. Smith Federal may terminate Mr. Butkus' employment for just cause at any time. Should A. J. Smith Federal terminate Mr. Butkus' employment during the term of the agreement for reasons other than just cause, or in the event of his voluntary termination of employment within 30 days following a change in control, or in the event of the executive's resignation from A. J. Smith Federal within 90 days from (i) the relocation of his principal place of employment by more than 35 miles; (ii) a material reduction in his compensation; (iii) A. J. Smith Federal's failure to increase his salary or to pay Mr. Butkus a discretionary bonus when awarded to other senior executives;
(iv) A. J. Smith Federal's failure to continue to provide him with compensation and benefits provided for under the Agreement; (v) the imposition of the requirement that he report to persons other than the board; (vi) the assignment of duties and responsibilities materially different from those associated with his position; (vii) the failure to reelect him to the board; or (viii) a material diminution of his responsibilities or authority, Mr. Butkus is entitled to receive his salary for the remaining term of the agreement, plus an additional 12-months of salary, and the extended health coverage provided for under the agreement. In the event payments to Mr. Butkus include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced accordingly. If Mr. Butkus otherwise voluntarily terminates his employment, he is entitled to receive his compensation and benefits, including continuing group health benefits, until his termination. If A. J. Smith Federal or its successor terminates his employment in connection with or within 12-months of a change in control, with or without his consent, he is entitled to receive the salary he would have received during the remaining term of the agreement plus an additional 12-months salary, payable either in a lump sum or in monthly installments over 36 months, at his election. In no event, however, will such amount exceed the difference between 2.99 times his base amount including any other parachute payments. Should Mr. Butkus become disabled he is entitled to a benefit equal to 50% of his monthly salary until the earlier of his death or the 23rd month following the month in which disability benefit payments begin. In the event Mr. Butkus dies while employed by A. J. Smith Federal, A. J. Smith Federal will pay to his estate within six months of his death a lump sum equal to 50% of his annual salary. If Mr. Butkus retires, he (or in the event of his death, his estate) will be paid within 6 months of such retirement, a lump sum payment equal to 50% of his annual salary.

         Employee 401(k) Plan. A. J. Smith Federal maintained a 401(k) profit sharing plan (the "401(k) Plan") until January 1997. Employees who had completed one year of service and were at least 18 years old were eligible to participate. Participants in the 401(k) Plan were eligible to contribute up to 10% of their compensation to the 401(k) Plan. A. J. Smith Federal made matching contributions of up to 6% of the participants' elective deferrals. In addition, the employer had the option to make discretionary nonelective contributions to the 401(k) Plan. Participants became vested in employer contributions at the rate of 20% per year, starting with the second year of service, and became fully vesting upon completion of 6 years of service. A. J. Smith Federal suspended contributions to the 401(k) Plan in January 1997.

         Employee Profit Sharing Plan. A. J. Smith Federal maintains the A. J. Smith Federal Savings Bank Employees' Profit Sharing Plan (the "Profit Sharing Plan"). Employees who are at least 18 years old and who have completed 1,000 hours of service within a 12 month period of service are eligible to participate in the Profit

Sharing Plan. Employer contributions to the Profit Sharing Plan are discretionary and are allocated to participants who have worked 1,000 hours during the plan year and were employed on the last day of the plan year. Upon the retirement, disability or death of a participant, the participant's account will be credited with an allocation even if the participant did not meet the hours requirement or the participant was not employed on the last day of the plan year. The allocation of employer contributions to participants' accounts is based upon each participant's compensation in proportion to the compensation of all participants. Participants become vested in their benefits at the rate of 20% per year, starting upon completion of three years of service, and are fully vested upon completion of seven years of service. Participants also become fully vested in their benefits upon normal retirement, in the event of disability or death. Distribution of benefits may be made, at the participant's election, in a lump sum, in installments or in the form of a joint and survivor annuity.

         Employee Stock Ownership Plan and Trust. A. J. Smith Federal implemented an employee stock ownership plan at the time of its reorganization and offering. Employees who are at least 18 years old with at least one year of employment with A. J. Smith Federal are eligible to participate. The employee stock ownership plan borrowed funds from AJS Bancorp, Inc. to purchase a number of shares equal to up to 8% of the common stock sold in the offering. Collateral for the loan will be the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from A. J. Smith Federal's discretionary contributions to the employee stock ownership plan over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of one year of credited service, and be will fully vested upon completion of 7 years of credited service. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. A. J. Smith Federal's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, A.
J. Smith Federal will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

--------------------------------------------------------------------------------

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS
--------------------------------------------------------------------------------


         The Bank offers to directors, officers, and employees loans which are made by the Bank to such persons in the ordinary course of business on substantially the same terms (other than interest rate), including collateral, as those prevailing at the time for comparable transactions with other persons, and which do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were performing in accordance with their terms as of the date of this proxy statement. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. The interest rate on loans to directors and officers is the same as that offered to the Bank's other employees.

--------------------------------------------------------------------------------

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


        The Board of Directors of the Company has approved the engagement of Crowe, Chizek and Company LLP to be the Company's auditors for the 2002 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe, Chizek and Company LLP for the Company's fiscal year ending December 31, 2002. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe, Chizek and Company LLP during the year ended December 31, 2001:

                  Audit Fees............... $   36,500
                  Tax Services............. $    5,100
                  All Other Fees........... $  125,250

        Crowe, Chizek and Company LLP was not paid fees by the Company relating to financial information systems design and implementation.

        In order to ratify the selection of Crowe, Chizek and Company LLP as the auditors for the 2002 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Crowe, Chizek and Company LLP as auditors for the 2002 fiscal year.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 14757 South Cicero Avenue, Midlothian, Illinois 60445, no later than December 18, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
--------------------------------------------------------------------------------

                                  MISCELLANEOUS
--------------------------------------------------------------------------------


        The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

        A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, AJS Bancorp, Inc. 14757 South Cicero Avenue, Midlothian, Illinois 60445.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/Denise Butkus
                                     ----------------
                                     Denise Butkus
                                     Corporate Secretary
Midlothian, Illinois
April 17, 2002

                                                                      Appendix A
AUDIT COMMITTEE CHARTER
Organization

         There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

         The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         o Review the internal audit function of the Corporation including the independence and authority of its reporting, obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Receive prior to each meeting, a summary of findings from completed internal~audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the company.

         o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         The directors hereby named to serve on this committee will be Mr. Raymond Blake and Mr. Roger Aurelio

                                 REVOCABLE PROXY

                                AJS Bancorp, Inc.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2002

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at Rosewood West, 131st and Cicero, Crestwood, Illinois 60445, at 1:00 p.m., (local time) on May 22, 2002 . The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:



                                                                 VOTE
1. The election as director of the nominee         FOR         WITHHELD
listed below (except as marked to the              ---         --------
contrary below)                                    |_|            |_|

Roger L.  Aurelio

------------------
                                               FOR       AGAINST    ABSTAIN
                                               ---       -------    -------
2. The ratification of the appointment of      |_|         |_|        |_|
Crowe, Chizek and Company LLP as auditors for the fiscal year ending December 31,2002.


The Board of Directors recommends a vote "FOR" each of the listed proposals.
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
  PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER
     BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT
   THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 17, 2002.


Dated: _________________, 2002           |_| Check Box if You Plan
                                                to Attend Meeting


-------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


-------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------

                Please complete and date this proxy and return it
                    promptly in the enclosed postage-prepaid
                                    envelope.
--------------------------------------------------------------------------------